UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    ________

                                   FORM N-CSR
                                    ________

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-06400

                        THE ADVISORS' INNER CIRCLE FUND
               (Exact name of registrant as specified in charter)
                                    ________

                                 CT Corporation
                               101 Federal Street
                                Boston, MA 02110
              (Address of principal executive offices) (Zip code)

                                SEI Investments
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                    (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (877) 446-3863

                  DATE OF FISCAL YEAR END:  DECEMBER 31, 2015

                  DATE OF REPORTING PERIOD:  DECEMBER 31, 2015

ITEM 1.     REPORTS TO STOCKHOLDERS.




                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2015


                                                 THE ADVISORS' INNER CIRCLE FUND


                                                 [LOGO OMITTED]
                                                 HARVEST GLOBAL INVESTMENTS


                                                 HARVEST FUNDS INTERMEDIATE BOND

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
                                                               DECEMBER 31, 2015

--------------------------------------------------------------------------------
                             TABLE OF CONTENTS
--------------------------------------------------------------------------------

Shareholders' Letter .......................................................   1
Schedule of Investments ....................................................   7
Statement of Assets and Liabilities ........................................  15
Statement of Operations ....................................................  16
Statements of Changes in Net Assets ........................................  17
Financial Highlights .......................................................  18
Notes to Financial Statements ..............................................  20
Report of Independent Registered Public Accounting Firm ....................  33
Disclosure of Fund Expenses ................................................  34
Trustees and Officers of the Advisors' Inner Circle Fund ...................  36
Approval of Investment Advisory Agreement ..................................  42
Notice to Shareholders .....................................................  46


The Fund files its complete schedule of fund holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-573-6994; and (ii) on the SEC's website at http://www.sec.gov.

THE ADVISORS' INNER CIRCLE FUND                               HARVEST FUNDS
                                                              INTERMEDIATE BOND
                                                              DECEMBER 31, 2015

--------------------------------------------------------------------------------

Dear Shareholders:

FUND PERFORMANCE REVIEW

For the year ended December 31, 2015, Class A Shares of the Fund provided a total return of 4.30%, despite CNH (Renminbi traded on the Hong Kong market) depreciation of 5.36%, compared to the JPMorgan Asia Credit Index China (JACI China) and Hong Kong (JACI HK) sub-indices, which returned 4.97% and 2.14%, respectively.

The relatively short duration (around 3 yr), balanced exposure to investment grade (~55%) and high yield (~45%) fixed income securities, as well as our strategy to selectively invest outside of Asia including the Middle East, were the crucial factors behind the Fund performance despite Renminbi (RMB) depreciation, though we had reduced our exposure to Middle East in the second half given the weak trading technical and fundamentals as a result of declining oil prices.

Our diversified portfolio, tactical sector rotation, and credit selection also helped contribute to the return. During the year, we added China High Yield
(HY) property during the market selloff in January triggered by the Kaisa debacle, corruption investigations into other Chinese property developers, and the slump in oil prices, and again in 3Q during the market sell-off caused by the A-share market crash and RMB deprecation. We also increased our weighting on China at the expense of Corporate Emerging Markets (EM) countries in the second half on the back of strong onshore interests and the resulting trading technical. In addition, corporate hybrids and bank capitals issued by issuers with strong credit fundamentals that provide good carry and significant pickup over the senior papers were among the top performers.

MARKET REVIEW

We ended 2015 with a positive note despite the string of negative headlines throughout the year. From the first default in the China property sector in January, uncertain timing of Federal Reserve's (Fed) rate hike, recurrent concerns over China growth, China A-share market sell-off, the change of RMB fixing mechanism in August, EM Asia currency depreciation to the slump in commodity prices. The eventual Fed liftoff in December provided a slight relief to the market, and the spread continued to grind tighter from the beginning of the year on the back of easing measures from Asian and European central banks and strong local buying interests.

Corporate Emerging Markets Bond Index Broad Diversified Index ("CEMBI") returned 1.3% in 2015. Europe (12.6%), Central & Eastern Europe, Middle East and Africa ("CEEMEA") (5.4%), Asia (2.5%) and Middle East (2.4%) outperformed while Latam (-5%) and Africa (-1.6%) underperformed.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
                                                               DECEMBER 31, 2015

--------------------------------------------------------------------------------

Within Asia, the JACI Index returned 2.8% . Bangladesh (13.3%) outperformed the market as domestic demand was strong with higher worker remittances from overseas and the government increased public investment, followed by Pakistan (7.7%) on the back of improving economic fundamental under the International Monetary Fund ("IMF") program and China (5%) supported by the strong performance of the property developers, while Mongolia (-4.5%), Indonesia (-1.7%) and Sri Lanka (-1.7%) underperformed.

China HY returned 11.2% in 2015, supported by the high yield carry and the lack of new issuances in the overall USD high yield space -- China property held up well as the government implemented supportive measures to the housing market and the primary bond supply from the sector was muted as issuers accessed the onshore market for cheaper funding, while China industrial especially the commodities related names continued to underperform.

The CNH market had a difficult year in 2015 on the back of RMB volatility and weak sentiments towards the currency. The CNH market dropped as much as 2.19% in August and rebounded 2.7% till the year end as the valuations of CNH bonds became more attractive after the sell-off in August and the demand/ supply technical continued to be supportive as the high onshore and offshore yield differential (with 2-3% higher for offshore Investment Grade ("IG") CNH bonds) attracted onshore buying. For 2015, the HSBC CNH Bonds Index dropped 2.6% in USD terms, but gained 3.19% in CNH terms.

OUTLOOK ON MARKET

2016 started out in a risk-off mode led by RMB, equity and oil sell-off, but Asia credits held up relatively well. In particularly, China credits outperformed despite the equity volatility and concerns around the RMB depreciation. The expectation of RMB depreciation and the onshore-offshore yield differential actually strengthen the technical for USD bonds from Chinese issuers. More importantly, the likely on-going easing by the People's Bank of China ("PBoC") and the flush liquidity conditions onshore would mean the onshore yields can go lower from here in 2016, which in turn will provide a supportive backdrop for the offshore bonds.

We believe the supply/demand dynamics should remain favorable given the onshore-offshore yield differential that could increase offshore demand while reducing supply. We have already seen a number of China HY corporates tendering and calling back their bonds, and now we are just starting to see a bit of trend with China IG corporates tendering their bonds to manage Foreign Exchange ("FX") mismatch.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
                                                               DECEMBER 31, 2015

--------------------------------------------------------------------------------

Meanwhile, we expect the Fed to hike rate in a more gradual and measured manner after the initial December Fed liftoff, given the weak macro outlook. As such, we remain constructive on Asia credits as we head into 2016. As happened in 2015, better overall credit ratings and more supportive technical could keep Asia USD credits, and in particularly China credits, more resilient as compared to their EM counterparts.

Turning to RMB, China has made a big leap forward on RMB internationalization and capital account reform -- the country has provided full access to the China interbank bond markets as well as FX markets for central banks, sovereign wealth funds and multilateral financial institutions. Subsequently, the IMF Executive Board formally decided on 30 November 2015 that the RMB will be added, alongside with the USD, Euro, British Pound and Japanese Yen, to the Special Drawing Rights ("SDR") basket with a 10.92% weight on 1st October 2016. We expect the currency to end the year at about 6.8, with periodic efforts at intervention and some tightening of capital outflow measures as the government reassesses the tradeoffs between stability and flexibility over time. China-driven volatility in financial markets is likely to be as present in 2016 as in 2015 or more so. That said, we expect the current low growth and inflation environment as well as the monetary easing by the European Central Bank ("ECB") and Bank of Japan ("BOJ") to continue to benefit fixed income in the medium term and expect fixed income to outperform other asset classes benefitting from safe-haven buying and strong onshore demand.

FUND POSITIONING

Given the still fragile macro outlook, yet further monetary easing measures by the major central banks, and strong local demand and trading technical, we are maintaining our preference for high quality China USD IG and China HY Property. We continue to think China will remain more defensive given its relatively more stable macro fundamentals compared to other EM countries, and strong onshore buying. For IG, our preferences are the larger, listed names, both in corporates and banks, as well as the strategically important State owned Enterprises ("SOEs") and defensive sectors such as utilities. We also find value in corporate perpetual bonds with high step-ups and sub-debts. As for HY, we have been overweighting China property and we don't see many reasons for changing that position with property developers going onshore for bond issuance and industry trends improving. Outside of China property, we will selectively add some HY bonds in an effort to generate excess returns.

We tactically increased our Indonesia exposure since October last year on the back of improving EM risk sentiments, stabilizing macro conditions onshore, and the crowded short nature of the space which is vulnerable to investor buying to cover

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
                                                               DECEMBER 31, 2015

--------------------------------------------------------------------------------

their short positions. Bank of Indonesia ("BI") has shown stronger determination to stabilize FX by tightened liquidity and introduced a number of measures to attract short-term inflows, including shortening the holding period for short-term BI notes, tax incentives for USD deposits, and intervention in FX forward market. The Indonesia government has also announced set of stimulus measures to boost private investment, accelerate government spending and address concerns on growth and inflation. We remain comfortable with our current holding especially after considering the relative value compared to its Chinese peers, for example. The credit profile of Indonesia HY property developers is expected to stay largely stable in 2016, supported by flat to slightly up marketing sales and reduced capital expenditure.

However, we continue to underweight India, given the rich valuation. While India is less affected by the EM turmoil, and is a net beneficiary of lower commodity prices, we are not convinced that there is a broad-based recovery yet as the country's growth rate has so far been below expectations. In particular, Reserve Bank of India ("RBI") delivered a larger than expected rate cut in September last year on rising growth concerns.

We are holding our CNH position as we believe the RMB and the CNH market were oversold. There is limited new supply in the sector, and the onshore and offshore yield differential could eventually stir onshore buying. Further market and capital account reform measures could continue to drive onshore and offshore RMB FX and yield converge, which will in turn benefit the Dim Sum bond market in the medium term.

THE ABOVE COMMENTARY EXPRESSES THE PORTFOLIO MANAGERS' VIEWS AS OF THE DATE SHOWN AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE. THESE VIEWS AND THE PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE. THERE IS NO GUARANTEE THAT ANY FORECASTS MADE WILL COME TO PASS.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST, AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. A SHORT TERM TRADING FEE OF 1.50% MAY APPLY TO REDEMPTIONS IF SHARES REDEEMED HAVE BEEN HELD FOR LESS THAN 90 DAYS. TOTAL ANNUAL OPERATING EXPENSES: CLASS A SHARES 1.73% (GROSS), 1.13% (NET); INSTITUTIONAL CLASS SHARES 1.47% (GROSS), 0.88% (NET). THE ADVISOR HAS CONTRACTUALLY AGREED TO REDUCE FEES AND REIMBURSE EXPENSES UNTIL APRIL 30, 2016. IN THE ABSENCE OF CURRENT FEE REDUCTIONS AND EXPENSE REIMBURSEMENTS, PERFORMANCE WOULD BE REDUCED. MAXIMUM SALES CHARGE FOR CLASS A SHARES IS 4.25%.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
                                                               DECEMBER 31, 2015

--------------------------------------------------------------------------------

MUTUAL FUND INVESTING INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS STATED OBJECTIVES. BOND AND BOND FUNDS WILL DECREASE IN VALUE AS INTEREST RATES RISE. THE FUND FOCUSES ITS INVESTMENTS PRIMARILY WITH CHINESE ISSUERS AND ISSUERS WITH ECONOMIC TIES TO CHINA. THE FUND IS SUBJECT TO POLITICAL, SOCIAL OR ECONOMIC INSTABILITY WITHIN CHINA WHICH MAY CAUSE DECLINE IN VALUE. FLUCTUATIONS IN CURRENCY OF FOREIGN COUNTRIES MAY HAVE AN ADVERSE AFFECT TO DOMESTIC CURRENCY VALUES. EMERGING MARKETS INVOLVE HEIGHTENED RISK RELATED TO THE SAME FACTORS AS WELL AS INCREASE VOLATILITY AND LOWER TRADING VOLUME. THE FUND USES DERIVATIVE INSTRUMENTS. THE PRIMARY RISK OF DERIVATIVE INSTRUMENTS IS THAT CHANGES IN THE MARKET VALUE OF SECURITIES HELD BY THE FUND AND OF THE DERIVATIVE INSTRUMENTS RELATING TO THOSE SECURITIES MAY NOT BE PROPORTIONATE. DERIVATIVES ARE ALSO SUBJECT TO ILLIQUIDITY AND COUNTERPARTY RISK. HIGH YIELD BONDS INVOLVE GREATER RISK OF DEFAULT OR DOWNGRADE AND ARE MORE VOLATILE THAN INVESTMENT GRADE SECURITIES, DUE TO THE SPECULATIVE NATURE OF THEIR INVESTMENTS. CURRENT AND FUTURE HOLDINGS ARE SUBJECT TO RISK. THERE CAN BE NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS STATED OBJECTIVE.

THE HARVEST FUNDS ARE DISTRIBUTED BY SEI INVESTMENTS DISTRIBUTION COMPANY WHICH IS NOT AFFILIATED WITH HARVEST GLOBAL INVESTMENTS LIMITED, THE INVESTMENT ADVISER FOR THE FUND.

                       DEFINITION OF COMPARATIVE INDICES

JP MORGAN ASIA CREDIT INDEX (JACI) tracks total return performance of the Asia fixed-rate dollar bond market. JACI is a market cap-index comprised of sovereign, quasi-sovereign and corporate bonds and it is partitioned by country, sector and credit rating. The JACI universe of securities represents a liquid and diverse set of issues that fairly represents Asia dollar bond opportunities, tracking total return performance on a daily basis. The Fund's benchmark index is comprised of JACI 50% Hong Kong Total Return and 50% China Total Return Index. The benchmark index returns do not reflect any management fees, transaction costs or expenses. Investors cannot invest directly in an index.

CEMBI BROAD DIV INDEX a global, liquid corporate emerging markets benchmark that tracks U.S.-denominated corporate bonds issued by emerging markets entities.

HSBC CNH BONDS INDEX tracks total return performance of renminbi-denominated and renminbi-settled bonds and certificates of deposit issued outside the People's Republic of China.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
                                                               DECEMBER 31, 2015

--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                                                         ------------------------------------
                                                                              AVERAGE ANNUAL TOTAL RETURN*
                                                                           FOR PERIOD ENDED DECEMBER 31, 2015
                                                                         ------------------------------------
                                                                                               ANNUALIZED
                                                                         ONE YEAR RETURN   INCEPTION TO DATE**
                                                                         -------------------------------------
Harvest Funds Intermediate Bond, Institutional Class Shares                   4.56%              5.58%
                                                                         -------------------------------------
Harvest Funds Intermediate Bond, Class A Shares with sales charge            -0.12%              3.83%
                                                                         -------------------------------------
Harvest Funds Intermediate Bond, Class A Shares without sales charge          4.30%              5.42%
                                                                         -------------------------------------
50/50 Hybrid consisting of JPMorgan Asia Credit Index, China
      Total Return Index and JPMorgan Asia Credit Index,
      Hong Kong Total Return Index                                            3.55%              3.90%
                                                                         -------------------------------------
JPMorgan Asia Credit Index, China Total Return Index                          4.97%              4.45%
                                                                         -------------------------------------
JPMorgan Asia Credit Index, Hong Kong Total Return Index                      2.14%              3.33%
                                                                         -------------------------------------

                  [LINE GRAPH OMITTED - PLOT POINTS AS FOLLOWS]

--------------------------------------------------------------------------------------------
Initial Investment Date                            2/27/13   12/31/13   12/31/14   12/31/15
--------------------------------------------------------------------------------------------
Harvest Intermediate Bond Fund, Institutional      $10,000    $10,609    $11,156    $11,664
--------------------------------------------------------------------------------------------
Harvest Intermediate Bond Fund, A Shares            $9,575    $10,158    $10,663    $11,147
--------------------------------------------------------------------------------------------
50/50 Hybrid consisting of JPMorgan Asia
  Credit Index, China Total Return Index and
  JPMorgan Asia Credit Index, Hong Kong Total
  Return Index                                     $10,000    $10,007    $10,765    $10,977
--------------------------------------------------------------------------------------------
JP Morgan Asia Credit Index, Hong Kong             $10,000     $9,979    $10,746    $11,122
--------------------------------------------------------------------------------------------
JP Morgan Asia Credit Index, China                 $10,000    $10,034    $10,782    $11,318
--------------------------------------------------------------------------------------------

* IF THE ADVISER HAD NOT LIMITED CERTAIN EXPENSES, THE FUND'S TOTAL RETURNS WOULD HAVE BEEN LOWER.

**   COMMENCED OPERATIONS ON FEBRUARY 27, 2013.

THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST, AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. FOR PERFORMANCE FOR THE MOST RECENT MONTH END PLEASE CALL 1-855-573-6994. A SHORT TERM TRADING FEE OF 1.50% MAY APPLY TO REDEMPTIONS IF SHARES REDEEMED HAVE BEEN HELD FOR LESS THAN 90 DAYS. PER THE PROSPECTUS DATED MAY 1, 2015, THE ADVISOR HAS CONTRACTUALLY AGREED TO REDUCE FEES AND REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO KEEP THE TOTAL ANNUAL FUND OPERATING EXPENSE AFTER FEE REDUCTIONS AND OR EXPENSE REIMBURSEMENTS FROM EXCEEDING 0.88% OF THE FUND'S AVERAGE DAILY NET ASSETS OF THE INSTITUTIONAL CLASS UNTIL APRIL 30, 2016. IN THE ABSENCE OF CURRENT FEE WAIVERS TOTAL RETURNS WOULD BE REDUCED. THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND ALL CAPITAL GAINS. INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A FUND'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS, THE PERFORMANCE WOULD HAVE BEEN LOWER.

PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY IN AN UNMANAGED INDEX.

THERE ARE NO ASSURANCES THAT THE FUND WILL MEET ITS STATED OBJECTIVES. THE FUND'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL SECURITIES.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

SEE DEFINITION OF COMPARATIVE INDEX ON PAGE 5.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
                                                               DECEMBER 31, 2015

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)+:
--------------------------------------------------------------------------------
[BAR GRAPH OMITTED]

24.8% Bank & Financial
17.0% HY Property CH
12.5% Industrial
12.1% Conglomerate
10.2% Construction, Materials, Equipment and Cement
6.4% Consumer
6.1% IG Property CH
4.6% Utilities
3.2% Energy
1.7% Sovereign & Quasi
1.4% Property

+ Percentages are based on total investments.


--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS -- 92.8%
--------------------------------------------------------------------------------

                                                  FACE AMOUNT(1)       VALUE
                                                  --------------     ----------
 AUSTRALIA -- 1.4%
  BHP Billiton Finance
     6.250%, 10/19/2075 .......................       500,000        $  489,375
  National Australia Bank
    Callable 09/24/2016 @ $100
     8.000%, 09/29/2049 (A) ...................       300,000           311,250
                                                                     ----------
                                                                        800,625
                                                                     ----------
CHINA -- 54.5%
  Agile Property Holdings
    Callable 02/18/2017 @ $104
    8.375%, 02/18/2019 ........................       500,000           516,096
  BCEG HongKong
    3.850%, 06/10/2018 ........................       640,000           638,831
  Beijing State-Owned Assets Management Hong Kong
     4.125%, 05/26/2025 .......................       620,000           604,017
  Bluestar Finance Holdings
    3.500%, 06/11/2018 ........................       640,000           636,579
  CCCI Treasure
    Callable 04/21/2020 @ $100
    3.500%, 12/29/2049 (A) ....................       600,000           588,750
  Central China Real Estate
    Callable 01/23/2019 @ $104
    8.750%, 01/23/2021 ........................       880,000           860,200
  Chalco Hong Kong Investment
    Callable 04/17/2017 @ $100
    6.250%, 04/29/2049 (A) ....................     1,000,000         1,011,208
  China Aoyuan Property Group
    10.875%, 05/26/2018 .......................       940,000           994,051


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
                                                               DECEMBER 31, 2015

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- CONTINUED
--------------------------------------------------------------------------------

                                                  FACE AMOUNT(1)       VALUE
                                                  --------------     ----------
CHINA -- CONTINUED
  China Cinda Finance 2015 I MTN
     4.250%, 04/23/2025 .......................       550,000       $   519,763
  China Construction Bank
     Callable 05/13/2020 @ $100
     3.875%, 05/13/2025 (A) ...................       550,000           544,615
  China Hongqiao Group
     6.875%, 05/03/2018 .......................       500,000           481,196
  China Life Insurance
     Callable 07/03/2020 @ $100
     4.000%, 07/03/2075 (A) ...................       330,000           322,545
  China New Town Finance I
     5.500%, 05/06/2018 ................... CNY     5,700,000           855,843
  China Resources Power East Foundation
     Callable 05/09/2016 @ $100
     7.250%, 05/09/2049 (A) ...................       450,000           453,383
  China SCE Property Holdings
     Callable 07/02/2018 @ $105
     10.000%, 07/02/2020 ......................     1,050,000         1,107,415
  China Singyes Solar Technologies Holdings
     5.000%, 08/08/2019 ................... CNY     2,000,000           266,647
  China Taiping Insurance Holdings
     Callable 09/10/2019 @ $100
     5.450%, 12/31/2049 (A) ...................       900,000           926,696
  Cosmos Boom Investment
     0.500%, 06/23/2020 .......................       400,000           378,000
  CRCC Yupeng
     Callable 08/01/2019 @ $100
     3.950%, 02/28/2049 (A) ...................       800,000           809,729
  Datang Telecom Hong Kong Holdings
     5.500%, 09/29/2017 ................... CNY     7,000,000         1,061,815
  Dawn Victor
     5.500%, 06/05/2018 .......................     1,000,000         1,000,000
  Dianjian Haixing
     Callable 10/21/2019 @ $100
     4.050%, 10/29/2049 (A) ...................       700,000           705,250
  ENN Energy Holdings
     6.000%, 05/13/2021 .......................       400,000           435,134
     0.000%, 02/26/2018 (B) ...................       250,000           272,812
  Future Land Development Holdings
     Callable 07/21/2017 @ $105
     10.250%, 07/21/2019 ......................       250,000           270,061
  Future Land Development Holdings
     6.250%, 11/12/2017 .......................       580,000           574,182


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
                                                               DECEMBER 31, 2015

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- CONTINUED
--------------------------------------------------------------------------------
                                                  FACE AMOUNT(1)       VALUE
                                                  --------------     ---------
CHINA -- CONTINUED
  Greenland Global Investment
     5.875%, 07/03/2024 .......................       600,000       $   596,873
  Huarong Finance II MTN
     5.000%, 11/19/2025 .......................       600,000           595,880
     4.500%, 01/16/2020 .......................       500,000           513,675
  Huarui Investment Holding
     5.250%, 11/26/2018 ................... CNY     2,000,000           307,226
  Jinchuan Group
     4.750%, 07/17/2017 ................... CNY     5,000,000           735,339
  Jingneng Clean Energy Investment Holdings
     4.300%, 12/23/2017 ................... CNY     4,000,000           603,671
  KWG Property Holding
     Callable 08/05/2017 @ $104
     8.250%, 08/05/2019 .......................       300,000           310,500
  Logan Property Holdings
     9.750%, 12/08/2017 .......................       250,000           261,700
  Oceanwide Holdings International 2015
     Callable 08/11/2018 @ $105
     9.625%, 08/11/2020 .......................       330,000           336,499
  Oceanwide Real Estate International Holdings
     Callable 09/08/2017 @ $106
     11.750%, 09/08/2019 ......................       300,000           324,750
  Panda Funding Investment
     3.950%, 12/17/2016 ................... CNY     6,000,000           914,747
  Powerlong Real Estate Holdings
     10.750%, 09/18/2017 .................. CNY     7,400,000         1,128,188
  Semiconductor Manufacturing International
     4.125%, 10/07/2019 .......................       700,000           701,373
  Sinochem Global Capital
     Callable 11/02/2018 @ $100
     5.000%, 11/29/2049 (A) ...................       400,000           408,000
  Start Plus Investments
     5.550%, 06/24/2018 ................... CNY     3,800,000           579,340
  Times Property Holdings
     10.375%, 07/16/2017 .................. CNY     4,500,000           689,525
  Times Property Holdings
     Callable 03/05/2018 @ $106
     11.450%, 03/05/2020 ......................       250,000           270,544
  Tuspark Forward
     5.375%, 11/24/2018 .......................       600,000           594,243
  Unican MTN
     5.150%, 07/02/2018 ................... CNY     6,000,000           905,507
  Universal Number One
     5.700%, 01/30/2017 ................... CNY     7,000,000         1,067,205


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
                                                               DECEMBER 31, 2015

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- CONTINUED
--------------------------------------------------------------------------------
                                                  FACE AMOUNT(1)       VALUE
                                                  --------------    ----------
CHINA -- CONTINUED
  West China Cement
     Callable 09/11/2017 @ $103
     6.500%, 09/11/2019 .......................       800,000       $   841,727
  Yieldking Investment
     5.150%, 07/31/2017 ................... CNY     5,000,000           765,508
  Yunnan Energy Investment Overseas
     5.500%, 10/21/2017 ................... CNY     3,500,000           534,962
  Yuzhou Properties
     Callable 12/08/2017 @ $105
     9.000%, 12/08/2019 .......................       180,000           186,692
                                                                    -----------
                                                                     31,008,492
                                                                    -----------
FRANCE -- 0.9%
  Societe Generale
     Callable 09/29/2025 @ $100
     8.000%, 09/29/2049 (A) ...................       500,000           510,000
                                                                    -----------
HONG KONG -- 18.8%
  Bank of East Asia MTN
     Callable 12/02/2020 @ $100
     5.500%, 12/29/2049 (A) ...................       500,000           489,242
  Chalieco Hong Kong
     Callable 02/28/2017 @ $100
     6.875%, 08/28/2049 (A) ...................       350,000           353,354
  China City Construction International
     5.350%, 07/03/2017 ................... CNY     7,500,000         1,134,771
  China High Speed Transmission Equipment Group
     8.300%, 11/19/2017 ................... CNY     2,000,000           300,296
  China Overseas Finance Investment Cayman IV
     0.000%, 02/04/2021 (B) ...................       400,000           490,000
  China South City Holdings
     Callable 01/29/2017 @ $104
     8.250%, 01/29/2019 .......................       600,000           554,456
  Dah Sing Bank MTN
     Callable 01/29/2019 @ $100
     5.250%, 01/29/2024 (A) ...................       500,000           513,440
  Far East Horizon
     Callable 06/23/2017 @ $100
     5.550%, 06/23/2049 (A) ...................     1,650,000         1,666,233
  FPC Treasury
     4.500%, 04/16/2023 .......................       300,000           296,265
  King Power Capital
     5.625%, 11/03/2024 .......................       600,000           628,182
     3.875%, 11/03/2019 .......................       600,000           607,893


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
                                                               DECEMBER 31, 2015

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- CONTINUED
--------------------------------------------------------------------------------
                                                  FACE AMOUNT(1)      VALUE
                                                  --------------     -------
HONG KONG -- CONTINUED
  Kunzhi
     5.875%, 01/15/2017 ................... CNY     2,500,000      $    379,701
  Nexteer Automotive Group
     Callable 11/15/2017 @ $104
     5.875%, 11/15/2021 .......................       600,000           612,000
  Noble Group MTN
     4.000%, 01/30/2016 ................... CNY     1,500,000           219,447
  NWD MTN
     4.375%, 11/30/2022 .......................       350,000           349,142
  Shimao Property Holdings
     Callable 02/10/2019 @ $104
     8.375%, 02/10/2022 .......................       560,000           601,057
  Southwest Securities International Securities
     6.450%, 05/28/2018 ................... CNY     2,500,000           382,588
  Vast Expand
     5.200%, 09/11/2017 ................... CNY     7,500,000         1,146,552
                                                                    -----------
                                                                     10,724,619
                                                                    -----------
INDIA -- 3.9%
  GCX
     Callable 08/01/2016 @ $105
     7.000%, 08/01/2019 .......................       230,000           214,983
  Greenko Dutch
     Callable 08/01/2017 @ $104
     8.000%, 08/01/2019 .......................       240,000           251,880
  ICICI Bank
     Callable 10/31/2016 @ $100
     7.250%, 08/29/2049 (A) ...................       150,000           151,823
  Indian Oil MTN
     5.750%, 08/01/2023 .......................       200,000           217,006
  ITNL International
     8.000%, 07/17/2017 ................... CNY     2,500,000           381,145
  ITNL Offshore Two
     7.500%, 04/01/2018 ................... CNY     5,000,000           754,589
  Rolta Americas
     Callable 07/24/2017 @ $104
     8.875%, 07/24/2019 .......................       226,000           118,650
  Vedanta Resources
     9.500%, 07/18/2018 .......................       200,000           147,990
                                                                    -----------
                                                                      2,238,066
                                                                    -----------
INDONESIA -- 3.4%
  Alam Synergy
     Callable 03/27/2017 @ $103
     6.950%, 03/27/2020 .......................       250,000           210,000


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
                                                               DECEMBER 31, 2015

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- CONTINUED
--------------------------------------------------------------------------------
                                                  FACE AMOUNT(1)     VALUE
                                                  -------------     -------
INDONESIA -- CONTINUED
  Astra Sedaya Finance MTN
     2.875%, 04/01/2018 .......................       500,000      $    492,500
  Jababeka International
     Callable 09/24/2017 @ $104
     7.500%, 09/24/2019 .......................       200,000           188,941
  Marquee Land
     Callable 08/05/2017 @ $105
     9.750%, 08/05/2019 .......................       300,000           274,500
  MPM Global Pte
     Callable 09/19/2017 @ $103
     6.750%, 09/19/2019 .......................       200,000           186,540
  Pratama Agung
     Callable 02/24/2018 @ $103
     6.250%, 02/24/2020 .......................       300,000           290,316
  Theta Capital
     Callable 11/14/2016 @ $103
     6.125%, 11/14/2020 .......................       300,000           279,661
                                                                    -----------
                                                                      1,922,458
                                                                    -----------
JAPAN -- 2.1%
  Meiji Yasuda Life Insurance
     Callable 10/20/2025 @ $100
     5.200%, 10/20/2045 (A) ...................     1,200,000         1,224,000
                                                                    -----------
MEXICO -- 0.7%
  Petroleos Mexicanos
     3.500%, 01/30/2023 .......................       450,000           392,625
                                                                    -----------
MONGOLIA -- 1.4%
  Trade & Development Bank of Mongolia MTN
     10.000%, 01/21/2017 .................. CNY     3,000,000           450,443
     9.375%, 05/19/2020 .......................       370,000           355,042
                                                                    -----------
                                                                        805,485
                                                                    -----------
PHILIPPINES -- 1.4%
  Royal Capital
     Callable 05/05/2021 @ $100
     5.500%, 12/29/2049 (A) ...................       500,000           483,531
  Travellers International Hotel Group
     6.900%, 11/03/2017 .......................       300,000           316,131
                                                                    -----------
                                                                        799,662
                                                                    -----------
SINGAPORE -- 1.6%
  CITIC Envirotech MTN
     Callable 11/27/2018 @ $100
     5.450%, 12/31/2049 (A) ...................       500,000           501,427


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                    HARVEST FUNDS
                                                               INTERMEDIATE BOND
                                                               DECEMBER 31, 2015

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- CONTINUED
--------------------------------------------------------------------------------
                                                  FACE AMOUNT(1)      VALUE
                                                  --------------     -------
SINGAPORE -- CONTINUED
  STATS ChipPAC
     Callable 11/24/2018 @ $104
     8.500%, 11/24/2020 .......................       400,000     $     383,000
                                                                  -------------
                                                                        884,427
                                                                  -------------
THAILAND -- 1.8%
  Krung Thai Bank MTN
     Callable 12/26/2019 @ $100
     5.200%, 12/26/2024 (A) ...................       600,000           612,021
  PTT Exploration & Production
     Callable 06/18/2019 @ $100
     4.875%, 12/29/2049 (A) ...................       400,000           389,674
                                                                  -------------
                                                                      1,001,695
                                                                  -------------
UNITED ARAB EMIRATES -- 0.9%
  AHB Tier 1 Sukuk
     Callable 06/30/2019 @ $100
     5.500%, 06/29/2049 (A) ...................       500,000           500,625
                                                                  -------------
  TOTAL CORPORATE OBLIGATIONS
     (Cost $53,687,551) .......................                      52,812,779
                                                                  -------------
TOTAL INVESTMENTS -- 92.8%
  (Cost $53,687,551) ..........................                    $ 52,812,779
                                                                  =============

A summary of the outstanding forward foreign currency contracts held by the Fund at December 31, 2015, is as follows:

                                                                                       UNREALIZED
                                                                                      APPRECIATION
COUNTERPARTY      SETTLEMENT DATE      CURRENCY TO DELIVER     CURRENCY TO RECEIVE    (DEPRECIATION)
----------------------------------------------------------------------------------------------------
Credit Suisse    1/21/16-2/16/16       CNY     299,816,800     USD     46,500,000      $  421,845
Credit Suisse    1/21/16-3/10/16       USD      63,500,000     CNY    409,138,950        (658,045)
                                                                                       ----------
                                                                                       $ (236,200)
                                                                                       ==========

Percentages are based on Net Assets of $56,889,606.

(1)  In U.S. dollars unless otherwise indicated.

(A) Floating rate security - Rate disclosed is the rate in effect on December 31, 2015.

(B) Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

CNY -- China Yuan Renminbi
MTN -- Medium Term Note
USD -- U.S. Dollar



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
                                                               DECEMBER 31, 2015

--------------------------------------------------------------------------------

The following is a summary of the inputs used as of December 31, 2015 in valuing the Fund's investments and other financial instruments carried at value:

INVESTMENTS IN SECURITIES            LEVEL 1        LEVEL 2        LEVEL 3         TOTAL
-------------------------------------------------------------------------------------------
  Corporate Obligations              $    --     $52,812,779       $    --      $52,812,779
                                     -------     -----------       -------      -----------
Total Investments in Securities      $    --     $52,812,779       $    --      $52,812,779
                                     =======     ===========       =======      ===========

OTHER FINANCIAL INSTRUMENTS          LEVEL 1       LEVEL 2         LEVEL 3         TOTAL
-------------------------------------------------------------------------------------------
Forwards Contracts*
  Unrealized Appreciation            $    --     $   421,845       $    --      $   421,845
  Unrealized Depreciation                 --        (658,045)           --         (658,045)
                                     -------     -----------       -------      -----------
Total Other Financial Instruments    $    --     $   236,200)      $    --      $  (236,200)
                                     =======     ===========       =======      ===========

* Forward foreign currency contracts are valued at the net unrealized appreciation (depreciation) on the instrument.

For the year ended December 31, 2015, there have been no transfers between Level 1 & Level 2 assets and liabilities. For the year ended December 31, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 -- Significant Accounting Policies in the Notes to Financial Statements.
















    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
                                                               DECEMBER 31, 2015

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Assets:
 Investments, at Value (Cost $53,687,551) .....................    $ 52,812,779
 Interest Receivable ..........................................         842,662
 Foreign Currency, at Value (Cost 679,562) ....................         677,892
 Receivable for Capital Shares Sold ...........................         256,343
 Cash Equivalents .............................................       1,760,471
 Cash Collateral on Forward Contracts .........................         500,065
 Unrealized Appreciation on Forward Foreign Currency Contracts          421,845
 Initial Margin for Futures Contracts .........................         344,125
 Prepaid Expenses .............................................          25,111
                                                                   ------------
Total Assets ..................................................      57,641,293
                                                                   ------------
Liabilities:
 Due to Administrator .........................................          10,617
 Due to Adviser ...............................................           8,581
 Distribution Fees Payable (Class A Shares) ...................           3,888
 Chief Compliance Officer Fees Payable ........................           1,514
 Trustees Fees Payable ........................................             335
 Unrealized Depreciation on Forward Foreign Currency Contracts          658,045
 Audit Fees Payable ...........................................          25,600
 Legal Fees Payable ...........................................           4,065
 Other Accrued Expenses .......................................          39,042
                                                                   ------------
Total Liabilities .............................................         751,687
                                                                   ------------
Net Assets ....................................................    $ 56,889,606
                                                                   ============
Net Assets Consist of:
 Paid-in Capital ..............................................    $ 58,060,059
 Distributions in Excess of Net Investment Income .............         (61,555)
 Accumulated Net Realized Gain on Investments .................           9,281
 Net Unrealized Depreciation on Investments ...................        (874,772)
 Net Unrealized Depreciation on Foreign Currency Transactions .        (243,407)
                                                                   ------------
                                                                   $ 56,889,606
                                                                   ============
Net Asset Value Price Per Share
 Institutional Class Shares ($36,802,807 / 3,734,369 shares)
 (unlimited authorization -- no par value) ....................    $       9.86
                                                                   ============
Net Asset Value Price Per Share
 Class A Shares ($20,086,799 / 2,037,217 shares)
 (unlimited authorization -- no par value) ....................    $       9.86
                                                                   ============
Maximum Offering Price Per Share -- Class A ($9.86/95.75%) ....    $      10.30
                                                                   ============


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               HARVEST FUNDS
                                                              INTERMEDIATE BOND
                                                              FOR THE YEAR ENDED
                                                              DECEMBER 31, 2015

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
 Investment Income:
  Interest Income ...............................................   $ 3,198,370
  Dividend Income ...............................................            78
                                                                    -----------
 Total Investment Income ........................................     3,198,448
                                                                    -----------
 Expenses:
  Investment Advisory Fees ......................................       418,316
  Administration Fees ...........................................       125,002
  Distribution Fees (Class A Shares) ............................        48,981
  Trustees' Fees ................................................        10,494
  Chief Compliance Officer Fees .................................         5,861
  Transfer Agent Fees ...........................................       103,888
  Registration Fees .............................................        40,894
  Legal Fees ....................................................        26,769
  Audit Fees ....................................................        23,940
  Printing Fees .................................................        23,789
  Custodian Fees ................................................        23,560
  Insurance and Other Expenses ..................................        20,542
                                                                    -----------
 Total Expenses .................................................       872,036
 Less:
  Waiver of Investment Advisory Fees ............................      (332,332)
                                                                    -----------
 Net Expenses ...................................................       539,704
                                                                    -----------
 Net Investment Income ..........................................     2,658,744
                                                                    -----------
 Net Realized Gain on Investments ...............................       101,810
 Net Realized Gain on Futures Contracts .........................        26,263
 Net Realized Gain on Forward Contracts and Foreign
   Currency Transactions ........................................        68,406
 Net Change in Unrealized Depreciation on Investments ...........      (249,497)
 Net Change in Unrealized Depreciation on Futures Contracts .....        (7,469)
 Net Change in Unrealized Depreciation on Forward Contracts
  and Foreign Currency Transactions and Translation of other
  Assets and Liabilities Denominated in Foreign Currencies ......      (136,408)
                                                                    -----------
 Net Realized and Unrealized Loss on Investments, Futures
  Contracts, Forward Contracts, Foreign Currency Transactions
  and Translation of other Assets and Liabilities Denominated
  in Foreign Currencies .........................................      (196,895)
                                                                    -----------
 Net Increase in Net Assets Resulting from Operations ...........   $ 2,461,849
                                                                    ===========


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                             HARVEST FUNDS
                                                                            INTERMEDIATE BOND

---------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------
                                                               YEAR ENDED        YEAR ENDED
                                                               DECEMBER 31,      DECEMBER 31,
                                                                   2015              2014
                                                              -------------      ------------
Operations:
 Net Investment Income .....................................   $ 2,658,744       $ 1,622,689
 Net Realized Gain on Investments and Foreign Currency
   Transactions and Translation of other Assets and
   Liabilities Denominated in Foreign Currencies ...........       196,479           705,923
 Net Change in Unrealized Depreciation on Investments,
   Futures Contracts and Foreign Currency Transactions
   and Translation of other Assets and Liabilities
   Denominated in Foreign Currencies .......................      (393,374)         (728,128)
                                                              ------------      ------------
 Net Increase in Net Assets Resulting from Operations ......     2,461,849         1,600,484
                                                              ------------      ------------
Dividends and Distributions:
 Net Investment Income
    Institutional Class ....................................    (1,878,454)       (1,242,218)
    Class A ................................................      (982,685)         (564,309)
 Net Realized Gains
     Institutional Class ...................................        (2,213)         (380,645)
    Class A ................................................        (1,208)         (188,250)
                                                              ------------      ------------
 Total Dividends and Distributions .........................    (2,864,560)       (2,375,422)
                                                              ------------      ------------
Capital Share Transactions:(1)
Institutional Class Shares:
    Issued .................................................    26,698,418         9,304,872
    Reinvestment of Distributions ..........................     1,385,523           975,960
    Redeemed ...............................................   (16,727,375)       (3,114,856)
                                                              ------------      ------------
 Net Institutional Class Share Transactions ................    11,356,566         7,165,976
                                                              ------------      ------------
Class A Shares:
    Issued .................................................    12,691,631        15,019,708
    Reinvestment of Distributions ..........................       892,390           714,537
    Redemption Fees - Note 2 ...............................         2,975            12,047
    Redeemed ...............................................    (6,382,647)       (3,025,806)
                                                              ------------      ------------
 Net Class A Share Transactions ............................     7,204,349        12,720,486
                                                              ------------      ------------
Net Increase in Net Assets from Share Transactions .........    18,560,915        19,886,462
                                                              ------------      ------------
Total Increase in Net Assets ...............................    18,158,204        19,111,524
                                                              ------------      ------------
Net Assets:
 Beginning of Year .........................................    38,731,402        19,619,878
                                                              ------------      ------------
 End of Year (including distributions in excess of net
    investment income of $(61,555) and $(17,105),
    respectively) ..........................................  $ 56,889,606      $ 38,731,402
                                                              ============      ============

(1)  For share transactions, see Note 6 in the Notes to Financial Statements.



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                                         HARVEST FUNDS
                                                                                        INTERMEDIATE BOND

---------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------

                                                                         SELECTED PER SHARE DATA & RATIOS
                                                            FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                               YEAR             YEAR           PERIOD
                                                               ENDED            ENDED           ENDED
                                                            DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
INSTITUTIONAL CLASS SHARES                                      2015             2014           2013*
                                                             --------         --------        --------
Net Asset Value, Beginning of Period ....................    $   9.93         $  10.06         $ 10.00
                                                             --------         --------        --------
Income (Loss) from Operations:
  Net Investment Income(1) ..............................        0.49             0.49            0.37
  Net Realized and Unrealized Gain (Loss) ...............       (0.04)            0.03            0.23
                                                             --------         --------        --------
Total from Operations ...................................        0.45             0.52            0.60
                                                             --------         --------        --------
Redemption Fees .........................................    $     --         $     --        $   0.00(2)
                                                             --------         --------        --------
Dividends and Distributions:
  Net Investment Income .................................       (0.52)           (0.50)          (0.50)
  Net Realized Gain .....................................        0.00(2)         (0.15)          (0.04)
                                                             --------         --------        --------
Total Dividends and Distributions .......................       (0.52)           (0.65)          (0.54)
                                                             --------         --------        --------
Net Asset Value, End of Period ..........................    $   9.86         $   9.93        $  10.06
                                                             ========         ========        ========
TOTAL RETURN+ ...........................................       4.56%            5.16%           6.09%
                                                             ========         ========        ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands) ...................    $ 36,803         $ 25,824        $ 19,130
Ratio of Expenses to Average Net Assets .................       0.88%            0.88%(3)        0.88%(3)**
Ratio of Expenses to Average Net Assets (Excluding
  Waivers and Fees Paid Indirectly) .....................       1.47%            1.89%           4.53%**
Ratio of Net Investment Income to Average
  Net Assets ............................................       4.84%            4.81%           4.37%**
Portfolio Turnover Rate .................................        210%             336%            372%***

+ RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED AND ASSUMED BY THE ADVISER DURING THE PERIOD. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

*    COMMENCED OPERATIONS ON FEBRUARY 27, 2013.

**   ANNUALIZED.

***  NOT ANNUALIZED.

(1)  CALCULATED USING AVERAGE SHARES.

(2)  AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.

(3) RATIO EXCLUDES THE EFFECT OF FEES PAID INDIRECTLY. IF THESE EXPENSES OFFSETS WERE INCLUDED, THE RATIO WOULD HAVE BEEN 0.88%.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                                         HARVEST FUNDS
                                                                                        INTERMEDIATE BOND

---------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------
                                                                         SELECTED PER SHARE DATA & RATIOS
                                                            FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                YEAR            YEAR           PERIOD
                                                               ENDED            ENDED           ENDED
                                                            DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
CLASS A SHARES                                                  2015             2014           2013*
                                                             --------         --------        --------
Net Asset Value, Beginning of Period ....................    $   9.93         $  10.06        $  10.00
                                                             --------         --------        --------
Income (Loss) from Operations:
  Net Investment Income(1) ..............................        0.47             0.47            0.39
  Net Realized and Unrealized Gain (Loss) ...............       (0.05)            0.02            0.14
                                                             --------         --------        --------
Total from Operations ...................................        0.42             0.49            0.53
                                                             --------         --------        --------
Redemption Fees .........................................    $   0.00(2)      $   0.01        $   0.07
                                                             --------         --------        --------
Dividends and Distributions:
  Net Investment Income .................................       (0.49)           (0.48)          (0.50)
  Net Realized Gain .....................................        0.00(2)         (0.15)          (0.04)
                                                             --------         --------        --------
Total Dividends and Distributions .......................       (0.49)           (0.63)          (0.54)
                                                             --------         --------        --------
Net Asset Value, End of Period ..........................    $   9.86         $   9.93        $  10.06
                                                             ========         ========        ========
TOTAL RETURN+ ...........................................       4.30%            4.97%           6.09%
                                                             ========         ========        ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands) ...................    $ 20,087         $ 12,907        $    490
Ratio of Expenses to Average Net Assets .................       1.13%            1.13%(3)     1.13%(3)**
Ratio of Expenses to Average Net Assets (Excluding
  Waivers and Fees Paid Indirectly) .....................       1.73%            2.06%           4.79%**
Ratio of Net Investment Income to Average
  Net Assets ............................................       4.64%            4.58%           4.13%**
Portfolio Turnover Rate .................................        210%             336%            372%***

+ RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED AND ASSUMED BY THE ADVISER DURING THE PERIOD. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

*    COMMENCED OPERATIONS ON FEBRUARY 27, 2013.

**   ANNUALIZED.

***  NOT ANNUALIZED.

(1)  CALCULATED USING AVERAGE SHARES.

(2)  AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.

(3) RATIO EXCLUDES THE EFFECT OF FEES PAID INDIRECTLY. IF THESE EXPENSE OFFSETS WERE INCLUDED, THE RATIO WOULD HAVE BEEN 1.13%.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 56 funds. The financial statements herein are those of Harvest Funds Intermediate Bond (the "Fund") which offers two classes of shares: Institutional Shares and Class A Shares. The Fund is diversified and its investment objective is to seek long-term total return through a combination of capital appreciation and current income. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund of the Trust are segregated, and a shareholder's interest is limited to the fund of the Trust in which shares are held.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Fund. The Fund is an investment company in conformity with U.S. generally accepted accounting principles ("U.S. GAAP"). Therefore, the Fund follows the accounting and reporting guidelines for investment companies:

     USE OF ESTIMATES --The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of assets, the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

     SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND

--------------------------------------------------------------------------------

agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts' Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Securities for which market prices are not "readily available" are valued in accordance with fair value procedures established by the Fund's Board of Trustees (the "Board"). The Fund's fair value procedures are implemented through a fair value pricing committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

As of December 31, 2015, there were no securities valued in accordance with the fair value procedures.

In accordance with the authoritative guidance on fair value measurement under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
--------------------------------------------------------------------------------

price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

     o Level 1 -- Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

     o Level 2 -- Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speed, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

     o Level 3 -- Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For details of the investment classification, reference the Schedule of Investments.

For the year ended December 31, 2015, there have been no significant changes to the Fund's fair value methodologies.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, interest income is recognized on the accrual basis from settlement date and includes the amortization of premiums and the accretion of discount calculated using the effective interest method. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND

--------------------------------------------------------------------------------

on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Fund may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund recognizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized gains/(loss) during the period are presented on the Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. For open forward currency contracts, refer to the schedule of investments.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in forward foreign currency contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND

--------------------------------------------------------------------------------

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by derivative type the Fund's OTC derivative assets net of the related collateral posted for the benefit of the Fund at December 31, 2015:

                                                                          COLLATERAL PLEDGED
DERIVATIVE TYPE               VALUE OF ASSET      VALUE OF LIABILITY      (RECEIVED) BY FUND      NET AMOUNT
----------------------------------------------------------------------------------------------------------------
Forward Foreign Currency
Exchange Contracts              $ 421,845           $ (658,045)                $ 236,200            $   --

For the year ended December 31, 2015, the average balances of forward foreign currency exchange contracts were as follows:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

Average Monthly Notional Contracts Purchased                     $ 46,219,042
Average Monthly Notional Contracts Sold                          $ 26,451,849

FUTURES CONTRACTS -- To the extent consistent with its investment objective and strategies, the Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund's returns. The Fund's investments in futures contracts are designed to enable the Fund to more closely approximate the performance of its benchmark indices. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND

--------------------------------------------------------------------------------

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Finally, futures contracts involve the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

For the year ended December 31, 2015, the average balances of futures contracts were as follows:

FUTURES CONTRACTS:

Average Monthly Notional Value of Contracts Sold Short           $ 1,397,997

The effect of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2015 was as follows:

The fair value of derivative instruments as of December 31, 2015 was as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                      ASSET DERIVATIVES                                       LIABILITY DERIVATIVES
                                YEAR ENDED DECEMBER 31, 2015                              YEAR ENDED DECEMBER 31, 2015
                             STATEMENT OF ASSETS AND LIABILITIES                       STATEMENT OF ASSETS AND LIABILITIES
                   -----------------------------------------------------------------------------------------------------------------
                                   LOCATION                    FAIR VALUE              LOCATION                     FAIR VALUE
------------------------------------------------------------------------------------------------------------------------------------
Forward Foreign       Unrealized appreciation on forward                   Unrealized depreciation on forward
exchange contracts    foreign currency contracts               $421,845    foreign currency contracts                 $658,045
                                                               --------                                               --------
Total derivatives not accounted for as hedging instruments     $421,845                                               $658,045
                                                               ========                                               ========

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2015 is as follows:

Amount of realized gain or (loss) on derivatives recognized:


DERIVATIVES NOT ACCOUNTED                                 FORWARD FOREIGN
FOR AS HEDGING INSTRUMENTS                  FUTURES     CURRENCY CONTRACTS       TOTAL
----------------------------------------------------------------------------------------
Forward Foreign exchange contracts .....    $    --          $ 249,698       $  249,698
Interest rate contracts ................     26,263                 --           26,263
                                            -------          ---------       ----------
  Total ................................    $26,263          $ 249,698       $  275,961
                                            =======          =========       ==========

Change in unrealized appreciation or (depreciation) on derivatives recognized:


DERIVATIVES NOT ACCOUNTED                             FORWARD FOREIGN
FOR AS HEDGING INSTRUMENTS              FUTURES      CURRENCY CONTRACTS        TOTAL
--------------------------------------------------------------------------------------
Forward Foreign exchange contracts ..  $     --         $ (129,960)        $ (129,960)
Interest rate contracts .............    (7,469)                --             (7,469)
                                       --------         ----------         ----------
    Total ...........................  $ (7,469)        $ (129,960)        $ (137,429)
                                       ========         ==========         ==========

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND

--------------------------------------------------------------------------------

FEDERAL INCOME TAXES -- It is the Fund's intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., all open tax year ends, since inception), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended December 31, 2015, the Fund did not have any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or penalties.

CASH EQUIVALENTS -- Idle cash may be swept into various money market sweep accounts and is classified as cash equivalents on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

EXPENSES -- Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the fund based on the number of funds and/or relative daily net assets.

CLASSES -- Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses, and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund declares distributions from its net investment income monthly and distributes its net investment income, if any, monthly and makes distributions of its net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND

--------------------------------------------------------------------------------

REDEMPTION FEES -- The Fund retains redemption fees of 1.50% on redemptions of fund shares held for less than 90 days. The redemption fee is recorded as an increase to paid-in capital. For the year ended December 31, 2015, the Fund retained fees of $2,975. For the year ended December 31, 2014, the Fund retained fees of $12,047. Such fees are retained by the Fund for the benefit of the remaining shareholders and are recorded as additions to fund capital.

3. TRANSACTIONS WITH AFFILIATES:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the "Administrator"), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer ("CCO") as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust's Advisors and service providers as required by SEC regulations. The CCO's services and fees have been approved by and are reviewed by the Board.

4. ADMINISTRATION, DISTRIBUTION, TRANSFER AGENT AND CUSTODIAN AGREEMENTS:

The Fund and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended December 31, 2015, the Fund was charged $125,002, for these services.

The Trust has adopted a Distribution Plan (the "Plan") for the Fund's Class A Shares. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of it shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive 0.25% of the Fund's average daily net assets attributable to Class A Shares as compensation for distribution services. The Distributor will not receive any compensation for the distribution of Institutional Shares of the Fund.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND

--------------------------------------------------------------------------------

Brown Brothers Harriman & Co. (formerly Citibank N.A.) acts as custodian (the "Custodian") for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

5. INVESTMENT ADVISORY AGREEMENT:

Under the terms of an investment advisory agreement, Harvest Global Investments Limited ("Harvest or the "Adviser") provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 0.75% of the Fund's average daily net assets.

The Adviser has contractually agreed (effective February 27, 2013) to waive fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, collectively "excluded expenses") from exceeding the amounts of 0.88% and 1.13% for Institutional Class Shares and Class A Shares, respectively, as a percentage of average net assets, until April 30, 2016.

The Adviser may renew these contractual fee waivers for subsequent periods. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may retain the difference between the total annual fund operating expenses (not including excluded expenses) and the amounts listed above for each Fund to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement (or any prior agreement) was in place. To maintain these expense limits, the Adviser may reduce a portion of its management fees and/or reimburse certain expenses of each Fund. As of December 31, 2015, fees which were previously waived and/or reimbursed by the Adviser which may be subject to possible future reimbursement to the Adviser were $358,178, $338,903 and $332,332 expiring in 2016, 2017 and 2018, respectively.
During the year ended December 31, 2015, there has been no recoupment of previously waived and reimbursed fees.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND

--------------------------------------------------------------------------------

6. SHARE TRANSACTIONS
                                                     YEAR ENDED            YEAR ENDED
                                                 DECEMBER 31, 2015     DECEMBER 31, 2014
                                                 -----------------     -----------------
SHARE TRANSACTIONS:
  INSTITUTIONAL CLASS
    Issued ..................................        2,652,959              902,532
    Reinvested ..............................          138,469               96,007
    Redeemed ................................       (1,657,726)            (299,092)
                                                   -----------            ---------
  NET SHARE TRANSACTIONS ....................        1,133,702              699,447
                                                   ===========            =========
  CLASS A
    Issued ..................................        1,279,074            1,470,735
    Reinvested ..............................           89,319               70,329
    Redeemed ................................         (630,807)            (290,168)
                                                   -----------            ---------
  NET SHARE TRANSACTIONS ....................          737,586            1,250,896
                                                   ===========            =========

7. INVESTMENT TRANSACTIONS:

For the year ended December 31, 2015, the Fund made purchases of $91,519,154 and sales of $81,905,362 of investment securities other than long-term U.S. Government and short-term securities. The Fund had no purchases or sales of long-term U.S. Government securities.

8. FEDERAL TAX INFORMATION:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The following permanent differences, primarily attributed to foreign currency gains and losses and reclassification of distributions, have been reclassified to/ from the following accounts during the year ended December 31, 2015:

                    UNDISTRIBUTED NET         ACCUMULATED NET
                    INVESTMENT INCOME          REALIZED LOSS
                    -----------------         ---------------
                       $ 157,945                $ (157,945)

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND

--------------------------------------------------------------------------------
These reclassifications had no impact on the net assets or net asset value per share. The tax character of ordinary dividends and capital gain distributions declared during the last two fiscal years was as follows:

                         ORDINARY         LONG-TERM
                          INCOME         CAPITAL GAIN        TOTAL
                       -----------       ------------    -----------
        2015           $ 2,771,600        $ 92,960       $ 2,864,560
        2014           $ 2,375,422        $     --       $ 2,375,422

As of December 31, 2015, the components of Accumulated Losses on a tax basis were as follows:

Undistributed Long-Term Capital Gains                $     13,828
Post October Currency Losses Deferred                    (297,754)
Unrealized Depreciation                                (1,122,728)
Other Temporary Differences                               236,201
                                                     ------------
Total Accumulated Losses                             $ (1,170,453)
                                                     ============

Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The difference between Federal tax cost and book cost are primarily due to wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held (excluding foreign currency) by the Fund at December 31, 2015 were as follows:

                     AGGREGATE GROSS    AGGREGATE GROSS
      FEDERAL          UNREALIZED         UNREALIZED       NET UNREALIZED
      TAX COST        APPRECIATION       DEPRECIATION       DEPRECIATION
     ---------      ----------------   ---------------     --------------
    $ 53,692,101       $ 559,263        $ (1,438,585)        $ (879,322)

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND

--------------------------------------------------------------------------------
9. CONCENTRATION OF RISK:

When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to sell its securities and could impact the net asset value. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. The Fund's portfolio consists mainly of Chinese fixed income securities.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains realized and unrealized or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned/recognized.

At December 31, 2015, the net assets of the Fund were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

Because the Fund geographically focuses its investments in securities of Chinese issuers and issuers with economic ties to China, the Fund is subject to the risk that political, social or economic instability within China may cause the Fund's investments to decline in value. The People's Republic of China
(PRC) government exercises significant control over the PRC's economy through its industrial policies (e.g., allocation of resources and other preferential treatment), monetary policy, management of currency exchange rates, and management of the payment of foreign currency denominated obligations. Changes in these policies could adversely impact affected industries or companies. The PRC's economy, particularly its export oriented industries, may be adversely impacted by trade or political disputes with the PRC's major trading partners, including the U.S. In addition, as its consumer class emerges, the PRC's domestically oriented industries may be especially sensitive to changes in government policy and investment cycles. The Fund currently may buy Renminbi only on the offshore CNH market. The CNH market is newly developed, and as such is often illiquid and highly volatile. The Fund may be subject to greater risk than a mutual fund whose assets are more geographically diversified.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND

--------------------------------------------------------------------------------
As with most funds that invest in fixed income securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities) and the Fund's share price to fall. The credit rating or financial condition of an issuer may affect the value of a fixed income debt security. Generally, the lower the quality rating of a security, the greater the perceived risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is considered by the ratings agency to be more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

10. OTHER:

As of December 31, 2015, 80% of Institutional Class Shares outstanding were held by three record shareholders each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various individual shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11. SUBSEQUENT EVENTS:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of
The Advisors' Inner Circle Fund and the Shareholders of
Harvest Funds Intermediate Bond:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Harvest Funds Intermediate Bond (one of the funds constituting The Advisors' Inner Circle Fund, hereafter referred to as the "Fund") at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 26, 2016

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND

--------------------------------------------------------------------------------
DISCLOSURE OF FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for fund management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a mutual fund's gross income, directly reduce the investment return of a mutual fund. A mutual fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund's costs in two ways.

     o ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading "Expenses Paid During Period."

     o HYPOTHETICAL 5% RETURN. This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT your Funds' actual return -- the account values shown do not apply to your specific investment.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND

--------------------------------------------------------------------------------
DISCLOSURE OF FUND EXPENSES (UNAUDITED) (CONCLUDED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                 BEGINNING         ENDING         ANNUALIZED      EXPENSES
                               ACCOUNT VALUE    ACCOUNT VALUE       EXPENSE      PAID DURING
                                  7/01/15         12/31/15          RATIOS         PERIOD*
--------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
  Institutional Class Shares     $ 10.00         $  997.90          0.88%          $ 4.43
  Class A Shares                   10.00            996.60          1.13%            5.69

HYPOTHETICAL 5% RETURN
  Institutional Class Shares     $ 10.00         $1,020.77          0.88%          $ 4.48
  Class A Shares                   10.00          1,019.51          1.13%            5.75

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period.)

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)
--------------------------------------------------------------------------------

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be "interested persons" of the Trust are referred to as "Independent Board Members." Messrs. Nesher and Doran are Trustees who may be deemed to be

---------------------------------------------------------------------------------------------------------------------------------
                              POSITION(S) HELD WITH
                              THE TRUST AND LENGTH
NAME, ADDRESS, AGE (1)        OF TIME SERVED (2)     PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------------
INTERESTED BOARD MEMBERS (3,4)
---------------------------------------------------------------------------------------------------------------------------------
ROBERT NESHER                 Chairman of the        SEI employee 1974 to present; currently performs various services on behalf
69 yrs. old                   Board of Trustees      of SEI Investments for which Mr. Nesher is compensated.
                              (Since 1991)


---------------------------------------------------------------------------------------------------------------------------------
WILLIAM M. DORAN              Trustee                Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius
1701 Market Street            (Since 1991)           LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments,
Philadelphia, PA 19103                               SIMC, the Administrator and the Distributor.
75 yrs. old


---------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS (4)
---------------------------------------------------------------------------------------------------------------------------------
JOHN K. DARR                  Trustee                Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to
71 yrs. old                   (Since 2008)           2007
---------------------------------------------------------------------------------------------------------------------------------
JOSEPH T. GRAUSE, JR.         Trustee                Self-employed consultant since January 2012. Director of Endowments
63 yrs. old                   (Since 2011)           and Foundations, Morningstar Investment Management, Morningstar, Inc.,
                                                     February 2010 to May 2011; Director of International Consulting and Chief
                                                     Executive Officer of Morningstar Associates Europe Limited, Morningstar,
                                                     Inc., May 2007 to February 2010.
---------------------------------------------------------------------------------------------------------------------------------

(1) Unless otherwise noted, the business address if each Trustee is SEI investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust's Declaration of Trust.

(3) Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

(4)  Board Members oversee 56 funds in The Advisors' Inner Circle Fund.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND

--------------------------------------------------------------------------------

"interested" persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-573-6994. The following chart lists Trustees and Officers as of December 31, 2015.
--------------------------------------------------------------------------------



                  Other Directorships Held by Board Member(5)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Current Directorships: Trustee of The Advisor's Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund PLC, SEI Global Assets Fund PLC, SEI Global Investments Fund PLC, SEI Investments--Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments--Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010 and Director of the SEI Alpha Strategy Portfolio LP to 2013.
--------------------------------------------------------------------------------
Current Directorships: Trustee of The Advisors' Inner Circle Fund II,
Advisors' Inner Circle Fund III, Bishop Street Funds, O'Connor EQUUS, Winton Series Trust, Winton Diversified Opportunities Fund, SEI Daily Income Trust,
SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation
Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director of SEI Investments
(Europe), Limited, SEI Investments--Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global
Nominee Ltd. and SEI Investments--Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Current Directorships: Trustee of The Advisors' Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership).
--------------------------------------------------------------------------------
Current Directorships: Trustee of The Advisors' Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, The Korea Fund, Inc.




--------------------------------------------------------------------------------

(5) Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., "public companies") or other investment companies under the 1940 Act.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)
--------------------------------------------------------------------------------

                              POSITION(S) HELD WITH
                              THE TRUST AND LENGTH
NAME, ADDRESS, AGE (1)        OF TIME SERVED (2)     PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS (3)(continued)
--------------------------------------------------------------------------------------------------------------------------------
MITCHELL A. JOHNSON           Trustee                Retired. Private investor and self-employed consultant (strategic
73 yrs. old                   (Since 2005)           investments) since 1994.


--------------------------------------------------------------------------------------------------------------------------------
BETTY L. KRIKORIAN            Trustee                Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-
72 yrs. old                   (Since 2005)           Employed Legal and Financial Services Consultant since 2003.
--------------------------------------------------------------------------------------------------------------------------------
BRUCE R. SPECA                Trustee                Global Head of Asset Allocation, Manulife Asset Management (subsidiary
59 yrs. old                   (Since 2011)           of Manulife Financial), June 2010 to May 2011; Executive Vice President
                                                     - Investment Management Services, John Hancock Financial Services
                                                     (subsidiary of Manulife Financial), June 2013 to June 2010.
--------------------------------------------------------------------------------------------------------------------------------
GEORGE J. SULLIVAN, JR.       Trustee                Retired since January 2012. Self-employed Consultant, Newfound
72 yrs. old                   Lead Independent       Consultants Inc. April 1997 to December 2011.
                              Trustee
                              (Since 1999)






--------------------------------------------------------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------------------------------------------------------
MICHAEL BEATTIE               President              Managing Director at SEI since 2011. Director of Client Service at SEI from
50 yrs. old                   (Since 2011)           2004 to 2011. Vice President at SEI from 2009 to November 2011.
--------------------------------------------------------------------------------------------------------------------------------
STEPHEN CONNORS               Treasurer, Controller  Director, SEI Investments, Fund Accounting since December 2014. Audit
31 yrs. old                   and Chief Financial    Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD,
                              Officer (since 2015)   LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.
--------------------------------------------------------------------------------------------------------------------------------

(1) Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust's Declaration of Trust.

(3)  Board Members oversee 56 funds in The Advisors' Inner Circle Fund.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND

--------------------------------------------------------------------------------






                  Other Directorships Held by Board Members(4)
--------------------------------------------------------------------------------

Current Directorships: Trustee of The Advisors' Inner Circle Fund II, The KP Funds, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.
--------------------------------------------------------------------------------
Current Directorships: Trustee of The Advisors' Inner Circle Fund II, Bishop Street Funds and The KP Funds.

--------------------------------------------------------------------------------
Current Directorships: Trustee of The Advisors' Inner Circle Fund II, Bishop Street Funds and The KP Funds.


--------------------------------------------------------------------------------
Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors' Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds; Member of the independent review committee for SEI's Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010, Director of the SEI Alpha Strategy Portfolio LP to 2013.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     None.


--------------------------------------------------------------------------------
                                     None.


--------------------------------------------------------------------------------

(4) Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., "public companies") or other investment companies under the 1940 Act.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)
--------------------------------------------------------------------------------

                              POSITION(S) HELD WITH
                              THE TRUST AND LENGTH
NAME, ADDRESS, AGE (1)        OF TIME SERVED (2)     PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------------------
OFFICERS (continued)
-------------------------------------------------------------------------------------------------------------------------------
RUSSELL EMERY                 Chief Compliance       Chief Compliance Officer of SEI Structured Credit Fund, LP since
53 yrs. old                   Officer                2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI
                              (Since 2006)           Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional
                                                     International Trust, SEI Institutional Investments Trust, SEI Daily Income
                                                     Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, The Advisors' Inner
                                                     Circle Fund II and Bishop Street Funds since 2006; SEI Adviser Managed
                                                     Trust since 2010, New Covenant Funds since 2012; SEI Insurance
                                                     Products Trust and The KP Funds since 2013; The Advisors' Inner Circle
                                                     Fund III, O'Connor EQUUS and Winton Series Trust since 2014 and Winton
                                                     Diversified Opportunities Fund since 2015.
-------------------------------------------------------------------------------------------------------------------------------
DIANNE M. DESCOTEAUX          Vice President         Counsel at SEI Investments since 2010. Associate at Morgan, Lewis &
38 yrs. old                   and Secretary          Bockius LLP from 2006 to 2010.
                              (Since 2011)
-------------------------------------------------------------------------------------------------------------------------------
LISA WHITTAKER                Vice President and     Attorney, SEI Investments Company (2012-present). Associate Counsel, The
37 yrs. old                   Assistant Secretary    Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath
                              (Since 2013)           LLP (2006-2011).
-------------------------------------------------------------------------------------------------------------------------------
JOHN Y. KIM                   Vice President and     Attorney, SEI Investments Company (2014-present). Associate Stradley
34 yrs. old                   Secretary              Ronon Stevens & Young (2009-2014).
                              (Since 2014)
-------------------------------------------------------------------------------------------------------------------------------
BRIDGET E. SUDALL             Privacy Officer        Anti-Money Laundering Compliance Officer and Privacy Officer since
35 yrs. old                   (Since 2015)           2015. Senior Associate and AML Officer, Morgan Stanley Alternative
                              AML Officer            Investment Partners, April 2011 to March 2015. Investor Services Team
                              (Since 2015)           Lead, Morgan Stanley Alternative Investment Partners, July 2007 to April
                                                     2011.
-------------------------------------------------------------------------------------------------------------------------------

(1) Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust's Declaration of Trust.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND

--------------------------------------------------------------------------------





                      Other Directorships Held by Officer
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     None.









--------------------------------------------------------------------------------
                                     None.


--------------------------------------------------------------------------------
                                     None.

--------------------------------------------------------------------------------
                                     None.


--------------------------------------------------------------------------------
                                     None.





--------------------------------------------------------------------------------

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)
--------------------------------------------------------------------------------

Pursuant to Section 15 of the Investment Company Act of 1940 (the "1940 Act"), the Fund's advisory agreement (the "Agreement") must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the "Board" or the "Trustees") of The Advisors' Inner Circle Fund (the "Trust") or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, as defined in the 1940 Act (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on November 18, 2015 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser's services; (ii) the Adviser's investment management personnel; (iii) the Adviser's operations and financial condition;
(iv) the Adviser's brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund's advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds;
(vi) the level of the Adviser's profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser's potential economies of scale; (viii) the Adviser's compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser's policies on and compliance procedures for personal securities transactions; and (x) the Fund's performance compared with a peer group of mutual funds and the Fund's benchmark index.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND

--------------------------------------------------------------------------------
Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser's services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser's portfolio management personnel, the resources of the Adviser, and the Adviser's compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser's investment and risk management approaches for the Fund. The most recent investment adviser registration form ("Form ADV") for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund's investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND

--------------------------------------------------------------------------------

INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Board was provided with regular reports regarding the Fund's performance over various time periods, including since its inception, and information regarding the Fund's performance since the Agreement was last renewed. The Trustees also reviewed reports prepared by the Fund's administrator comparing the Fund's performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund's performance was satisfactory, or, where the Fund's performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

COSTS OF ADVISORY SERVICES, PROFITABILITY AND ECONOMIES OF SCALE

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund's administrator comparing the Fund's net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser's profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser's commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND

--------------------------------------------------------------------------------
The Trustees considered the Adviser's views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund's shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

RENEWAL OF THE AGREEMENT

Based on the Board's deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees' counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND

--------------------------------------------------------------------------------
NOTICE TO SHAREHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------

For shareholders that do not have an December 31, 2015, tax year end, this notice is for informational purposes only. For shareholders with an December 31, 2015, tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended December 31, 2015, the Fund is designating the following items with regard to distributions paid during the year.

                                                DIVIDENDS
                                                QUALIFYING
                                              FOR CORPORATE
  LONG TERM      ORDINARY                       DIVIDEND       QUALIFYING       U.S.          INTEREST       SHORT-TERM
CAPITAL GAIN      INCOME           TOTAL        RECEIVABLE       DIVIDEND    GOVERNMENT        RELATED      CAPITAL GAIN
DISTRIBUTION   DISTRIBUTIONS   DISTRIBUTIONS   DEDUCTION (1)    INCOME (2)   INTEREST (3)   DIVIDENDS (4)   DIVIDENDS (5)
-------------------------------------------------------------------------------------------------------------------------
    3.25%         96.75%          100.00%          0.00%           0.00%        0.00%           0.00%           0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and it is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3) "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of The Advisors' Inner Circle Fund-Harvest Funds Intermediate Bond who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of "Interest Related Dividends" and is reflected as a percentage of net investment income distribution that is exempt from U.S withholding tax when paid to foreign investors.

(5) The percentage in this column represents the amount of "Short-Term Capital Gain Dividends" and is reflected as a percentage of short-term capital gain distribution that is exempt from U.S withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholder for the calendar year ending December 31, 2015. Complete information will be computed and reported with your 2015 Form 1099-DIV.

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









                      [This Page Intentionally Left Blank]

                      [This Page Intentionally Left Blank]

                                 HARVEST FUNDS
                                P.O. Box 219009
                           Kansas City, MO 64121-9009
                                 1-855-573-6994

                              INVESTMENT ADVISER:
                       Harvest Global Investments Limited
                            31/F One Exchange Square
                           8 Connaught Place, Central
                                   Hong Kong

                                  DISTRIBUTOR:
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                 ADMINISTRATOR:
                     SEI Investments Global Funds Services
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                 LEGAL COUNSEL:
                          Morgan, Lewis & Bockius LLP
                               1701 Market Street
                          Philadelphia, PA 19103-2921

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
                           PricewaterhouseCoopers LLP
                              Two Commerce Square
                         2001 Market Street, Suite 1700
                             Philadelphia, PA 19103


              THIS INFORMATION MUST BE PRECEDED OR ACCOMPANIED BY
                       A CURRENT PROSPECTUS FOR THE FUND.


                                                                 HGI-AR-001-0300

ITEM 2.     CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant's board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by PricewaterhouseCoopers LLP ("PwC") related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

--------------------------------------------------------------------------------
                                               2015
--------------------------------------------------------------------------------
                      All fees and          All fees and          All other fees
                      services to           services to           and services
                      the Trust that        service               to service
                      were pre-approved     affiliates that       affiliates that
                                            were pre-approved     did not require
                                                                  pre-approval
--------------------------------------------------------------------------------
(a) Audit Fees           $47,700                $0                   $0
--------------------------------------------------------------------------------
(b) Audit-Related Fees      $0                  $0                   $0
--------------------------------------------------------------------------------
(c) Tax Fees                $0               $126,345                $0
--------------------------------------------------------------------------------
(d) All Other Fees          $0                  $0                   $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               2014
--------------------------------------------------------------------------------
                    All fees and          All fees and          All other fees
                    services to           services to           and services
                    the Trust that        service               to service
                    were pre-approved     affiliates that       affiliates that
                                          were pre-approved     did not
                                                                require pre-approval
--------------------------------------------------------------------------------
(a) Audit Fees              $46,350             $0                   $0
--------------------------------------------------------------------------------
(b) Audit-Related Fees      $0                  $0                   $0
--------------------------------------------------------------------------------
(c) Tax Fees                $0                  $0                   $494,996
--------------------------------------------------------------------------------
(d) All Other Fees          $0                  $0                   $220,628
--------------------------------------------------------------------------------

Fees billed by Ernst & Young LLP ("E&Y") related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

--------------------------------------------------------------------------------
                                               2015
--------------------------------------------------------------------------------
                      All fees and          All fees and          All other fees
                      services to           services to           and services
                      the Trust that        service               to service
                      were pre-approved     affiliates that       affiliates that
                                            were pre-approved     did not require
                                                                  pre-approval
--------------------------------------------------------------------------------
(a) Audit Fees            $22,680               N/A                  N/A
--------------------------------------------------------------------------------
(b) Audit-Related Fees      N/A                 N/A                  N/A
--------------------------------------------------------------------------------
(c) Tax Fees                N/A                 N/A                  N/A
--------------------------------------------------------------------------------
(d) All Other Fees          N/A                 N/A                  N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               2014
--------------------------------------------------------------------------------
                    All fees and          All fees and          All other fees
                    services to           services to           and services
                    the Trust that        service               to service
                    were pre-approved     affiliates that       affiliates that
                                          were pre-approved     did not
                                                                require pre-approval
--------------------------------------------------------------------------------
(a) Audit Fees            $22,030               N/A                  N/A
--------------------------------------------------------------------------------
(b) Audit-Related Fees      N/A                 N/A                  N/A
--------------------------------------------------------------------------------
(c) Tax Fees                N/A                 N/A                  N/A
--------------------------------------------------------------------------------
(d) All Other Fees          N/A                 N/A                  N/A
--------------------------------------------------------------------------------


Fees billed by Deloitte & Touche LLP ("D&T") related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

--------------------------------------------------------------------------------
                                               2015
--------------------------------------------------------------------------------
                      All fees and          All fees and          All other fees
                      services to           services to           and services
                      the Trust that        service               to service
                      were pre-approved     affiliates that       affiliates that
                                            were pre-approved     did not require
                                                                  pre-approval
--------------------------------------------------------------------------------
(a) Audit Fees              $0                  N/A                  N/A
--------------------------------------------------------------------------------
(b) Audit-Related Fees      N/A                 N/A                  N/A
--------------------------------------------------------------------------------
(c) Tax Fees                $0                  N/A                  N/A
--------------------------------------------------------------------------------
(d) All Other Fees          N/A                 N/A                  N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               2014
--------------------------------------------------------------------------------
                    All fees and          All fees and          All other fees
                    services to           services to           and services
                    the Trust that        service               to service
                    were pre-approved     affiliates that       affiliates that
                                          were pre-approved     did not
                                                                require pre-approval
--------------------------------------------------------------------------------
(a) Audit Fees              $0                  N/A                  N/A
--------------------------------------------------------------------------------
(b) Audit-Related Fees      N/A                 N/A                  N/A
--------------------------------------------------------------------------------
(c) Tax Fees                $0                  N/A                  N/A
--------------------------------------------------------------------------------
(d) All Other Fees          N/A                 N/A                  N/A
--------------------------------------------------------------------------------

Fees billed by BBD, LLP ("BBD") related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

--------------------------------------------------------------------------------
                                               2015
--------------------------------------------------------------------------------
                      All fees and          All fees and          All other fees
                      services to           services to           and services
                      the Trust that        service               to service
                      were pre-approved     affiliates that       affiliates that
                                            were pre-approved     did not require
                                                                  pre-approval
--------------------------------------------------------------------------------
(a) Audit Fees              $0                  N/A                  N/A
--------------------------------------------------------------------------------
(b) Audit-Related Fees      N/A                 N/A                  N/A
--------------------------------------------------------------------------------
(c) Tax Fees                N/A                 N/A                  N/A
--------------------------------------------------------------------------------
(d) All Other Fees          N/A                 N/A                  N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               2014
--------------------------------------------------------------------------------
                    All fees and          All fees and          All other fees
                    services to           services to           and services
                    the Trust that        service               to service
                    were pre-approved     affiliates that       affiliates that
                                          were pre-approved     did not
                                                                require pre-approval
--------------------------------------------------------------------------------
(a) Audit Fees            $34,000               N/A                  N/A
--------------------------------------------------------------------------------
(b) Audit-Related Fees      N/A                 N/A                  N/A
--------------------------------------------------------------------------------
(c) Tax Fees                N/A                 N/A                  N/A
--------------------------------------------------------------------------------
(d) All Other Fees          N/A                 N/A                  N/A
--------------------------------------------------------------------------------

(e)(1)

All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer ("CFO") of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant 's CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the audit committee or (3) have been previously pre-approved in connection with the independent auditor's annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by the CFO. The audit committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The audit committee has delegated specific pre-approval authority to either the audit committee chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the audit committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the audit committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

--------------------------------------------------------------------------------
                                      2015                 2014
--------------------------------------------------------------------------------
Audit-Related Fees                     0%                   0%
--------------------------------------------------------------------------------
Tax Fees                               0%                   0%
--------------------------------------------------------------------------------
All Other Fees                         0%                   0%
--------------------------------------------------------------------------------

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

--------------------------------------------------------------------------------
                                      2015                 2014
--------------------------------------------------------------------------------
Audit-Related Fees                     0%                   0%
--------------------------------------------------------------------------------
Tax Fees                               0%                   0%
--------------------------------------------------------------------------------
All Other Fees                         0%                   0%
--------------------------------------------------------------------------------

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

--------------------------------------------------------------------------------
                                      2015                 2014
--------------------------------------------------------------------------------
Audit-Related Fees                     0%                   0%
--------------------------------------------------------------------------------
Tax Fees                               0%                   0%
--------------------------------------------------------------------------------
All Other Fees                         0%                   0%
--------------------------------------------------------------------------------

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

--------------------------------------------------------------------------------
                                      2015                 2014
--------------------------------------------------------------------------------
Audit-Related Fees                     0%                   0%
--------------------------------------------------------------------------------
Tax Fees                               0%                   0%
--------------------------------------------------------------------------------
All Other Fees                         0%                   0%
--------------------------------------------------------------------------------

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2015 and 2014, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2015 and 2014, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2015 and 2014, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2015 and 2014, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant's principal accountant to either Registrant's investment adviser or to any entity controlling, controlled by, or under common control with Registrant's investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant's Board of Trustees. Included in the audit committee's pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.     SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees during the period covered by this report.

ITEM 11.    CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12.    EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)                         The Advisors' Inner Circle Fund


By (Signature and Title)*            /s/ Michael Beattie
                                     -------------------------------------------
                                     Michael Beattie, President
Date:  March 7, 2016



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*            /s/ Michael Beattie
                                     -------------------------------------------
                                     Michael Beattie, President
Date: March 7, 2016



By (Signature and Title)*            /s/ Stephen Connors
                                     -------------------------------------------
                                     Stephen Connors,
                                     Treasurer, Controller & CFO
Date:  March 7, 2016


* Print the name and title of each signing officer under his or her signature.